
Groß-
Krotzenburg

ability

A Global Leader in Tactical Communication Interception and Surveillance

Proposed Merger with

Cambridge Capital Acquisition Corporation (NASDAQ: CAMB/CAMBU/CAMBW)

September 2015

CAMBRIDGE CAPITAL

Safe Harbor

- Neither Cambridge, Ability nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the proposed transaction discussed herein and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.
- This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.
- This presentation includes "forward-looking statements." Cambridge's and Ability's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Cambridge's and Ability's expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction.
- These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Cambridge's and Ability's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: *(1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the "Merger Agreement"), (2) the outcome of any legal proceedings against Ability or Cambridge; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Cambridge or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in Cambridge's filings with the Securities and Exchange Commission.*
- Cambridge cautions that the foregoing list of factors is not exclusive. Cambridge cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cambridge does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.
- Certain of Ability's financial information and data contained herein is unaudited and/or were prepared by Ability as a private company and do not conform to SEC Regulation S-X. Accordingly, such information will be presented differently in Cambridge's filings with the SEC.

The Opportunity

A global leader in tactical communication interception and surveillance

- **Ability Computers & Software Industries Ltd. ("Ability") to merge with Cambridge Capital Acquisition Corporation ("Cambridge")**
  - Current owners of Ability will retain majority ownership and operational control
  - Proceeds will be used to fund organic growth initiatives and accretive acquisitions
- **Founded in 1994, Ability provides solutions for the lawful surveillance, interception and decryption of cellular and satellite communications, as well as a provider of cybersecurity and geolocation solutions**
  - Headquartered in Tel Aviv
- **Rapidly growing revenues and net income**
  - Revenues for the six months ended June 30, 2015 rose 162% and net income increased 394% compared to the same period in 2014.
- **High Margins**
  - LTM 6/30/15 gross margin of 47.5%, net margin of 35%
- **Management interests aligned with shareholders**
  - Earnout net income targets of $27 M, $40 M, $60 M, and $80 M, for 2015, 2016, 2017, and 2018, respectively
- **Global footprint**
  - Customer installed base in over 50 countries
- **Large and growing addressable market in homeland security sub-sectors**
  - An estimated $9.9 billion market by 2020 (1)
  - Opportunity to further penetrate the substantial and under-exploited US market
- **Compelling valuation**
  - P/E (excluding net cash) of 9.5x 2015 target net income, 6.9x 2016 target net income, 4.9x 2017 target net income, and 3.8x 2018 target net income

(1) Source: Renaissance Strategic Advisors

Ability Business Snapshot

State-of-the-art interception, monitoring, geolocation, cyber and decryption solutions that serve the needs and ever-increasing challenges of security and law enforcement agencies around the world

» Ability's primary areas of activity include:

- **Cellular interception**
  - Passive and active solutions
  - GSM, CDMA, UMTS and LTE networks
- **Satellite communication interception**
  - Thuraya
  - Iridium
  - IsatPhone
  - VSAT
- **Cyber-solutions**
  - Smartphones
  - Computers
- **Geographic-based cellular location**

2014 Revenue Breakdown



Satellite
6%
Other
2%
Location
29%
Cellular
40%
Cyber
23%

The Transaction

Summary of merger terms

» **Pro forma enterprise value of $220 million and equity value of $282 million at closing, on a fully-diluted basis[(1)(2)]**
- P/E (excluding net cash) of 9.5x 2015 target net income
- Significant discount to publicly-traded peers

» **Ability shareholders rolling interests into Cambridge**
- 17.2 million shares issued to Ability shareholders
- Up to 8.45 million additional contingency shares reserved based on reaching pre-determined net income targets through 2018
- 2-year lockup on shares issued to Ability shareholders
- Co-founders will own 62% at closing [(3)]

» **27.9 million shares outstanding at closing [(2)]**

» **Conditions to closing:**
- Minimum cash of $40.0 million at closing, net of expenses

» **Transaction expected to close in December 2015**

(1) Assumes $10.10 stock price
(2) Assuming no redemptions by Cambridge shareholders
(3) Ownership percentage is calculated before any earnout achievement. Ownership percentage excludes all warrants. Ownership percentage assumes no redemptions.

Enterprise Value at Closing

in millions, except per share data

	At Closing	PF w/Full Earnout
Shares outstanding	27.9	36.3
Amt. per share in trust	$10.10	$10.10
Equity value	$282	$367
Plus: Ability debt	-	-
Less: pro-forma cash	(62)	(62)
Implied enterprise value	$220	$306

Earnout Summary

in millions

	Net Income Target	Earnout Shares
2015	$27.0	3.60
2016	$40.0	1.85
2017	$60.0	2.00
2018	$80.0	1.00
		8.45

The Transaction

Deal rationale for Ability, pro-forma valuation and ownership structure

» **Ability's motivation to merge with Cambridge**
- Provides capital to execute growth strategy
- Elevates industry profile, particularly in the US market
- Creates equity currency for selective pursuit of acquisitions

Pro-Forma Valuation(1)(2)

	LTM 6/30/15	@2015 Earnout Target	@2016 Earnout Target	@2017 Earnout Target	@2018 Earnout Target
Pro-Forma Net Income	$17.0	$27.0	$40.0	$60.0	$80.0
Total Shares(1)	27.9	31.5	33.3	35.3	36.3
Assumed Price Per Share	$10.10	$10.10	$10.10	$10.10	$10.10
Total Equity Value	281.7	318.1	336.8	357.0	367.1
P/E Multiple	16.5x	11.8x	8.4x	5.9x	4.6x
Equity Value	281.7	318.1	336.8	357.0	367.1
Plus: Debt	0.0	0.0	0.0	0.0	0.0
Less: Estimated Cash at closing	(61.5)	(61.5)	(61.5)	(61.5)	(61.5)
Enterprise Value	220.2	256.5	275.2	295.4	305.5
P/E Multiple (Excluding Cash)	12.9x	9.5x	6.9x	4.9x	3.8x

(1) Assumes all earnouts achieved
(2) Excludes warrants
Note: Assumes no redemptions

Pro-Forma Ownership(2)


SPAC Mgmt. 9%
Public 29%
Ability Founders 62%

With Full Earnout:


SPAC Mgmt 7%
Public 22%
Ability Founders 71%

CAMBRIDGE CAPITAL

Investment Highlights

Differentiated Cutting-Edge Solutions	• Broad portfolio of highly-customized products • Reliable and easy-to-use solutions that drive customer satisfaction
Growing Global Footprint	• Successful penetration in over 50 countries worldwide • Clients: government and law enforcement agencies
Technology Enhancement Innovation Procurement	• History of "first-to-market" product introductions • Can quickly identify new technologies; global sourcing relationships enable integration and new product introductions with short lead times
Large and Growing Addressable Market	• $238 billion global homeland security market with CAGR of 6% though 2020 • Focused on $5.8 billion lawful intercept segment with CAGR of 11% through 2020
Strong Organic Growth and High Margins	• Revenue growth of 162% and net income growth 394% from 1H/2014 to 1H/2015 • TTM June 2015 gross margin of 47.5% and net income margin of 35%
Talented Team of Industry Professionals Aligned with Shareholders	• Highly-skilled personnel with decades of experience speak the same language as clients • Management 's pro-forma share ownership of 62% at closing – aligned incentives
Compelling Valuation	• P/E (excluding net cash) of 9.5x 2015 target net income; discount to peers

Differentiated Solutions

Broad portfolio of customized products drives customer satisfaction

Terrorists and criminals are becoming more technologically sophisticated and increasingly mobile. Ability's "cutting edge" solutions allow governments and law enforcement agencies to stay steps ahead of these bad actors while protecting citizens around the world.

- State-the-art interception, monitoring, geolocation, cyber and decryption solutions that serve the needs and ever-increasing challenges of security and law enforcement agencies around the world
- Ability offers a **broad** portfolio of products concentrated in **one** company, providing customers with the **"one-stop" shop convenience**
- Ability's primary areas of activity include:
  - **Cellular interception**, including passive and active solutions for GSM, CDMA, UMTS and LTE networks
  - **Satellite communication interception**, including Thuraya, Iridium, IsatPhone and VSAT
  - **Cyber-solutions** for smartphones and computers
  - **Geographic-based cellular location** solutions
- Why customers prefer Ability products:
  - **Reliable, robust** and **stable** solutions
  - **Well-designed, user-friendly** and **easy to operate**
  - **Highly-customized** and **scalable** (e.g., vehicle, navy, airborne, man-carried)
  - **Technologically-advanced, reputable** and **operationally proven** solutions
  - Wide spectrum of solutions including **tactical** (portable) or **strategic** (fixed installation)

Differentiated Solutions

Ability's product range and underlying technology platforms

Leading Presence → **Growing Opportunity** → **The Future**

Leading Presence

Cellular Interception and Surveillance	Satellite Interception and Surveillance	Deciphers
GSM	Iridium	GSM
CDMA	Thuraya	Thuraya
UMTS	VSAT	IsaPhone Pro
LTE		

Growing Opportunity

Geo-Location	Cyber
GSM	IOS
UMTS	Android
LTE	

The Future

Under Development
Crime Prevention System
Interception Detection & Protection

2014 Revenue Breakdown


Satellite
6%
Other
2%
Location
29%
Cellular
40%
Cyber
23%

Differentiated Solutions

Portfolio of "first-to-market" proprietary solutions

» **IRIS – Iridium Interception System**

- The Iridium satellite constellation is comprised of 66 active communication satellites that cover the earth and allow worldwide voice and data communications using handheld satellite phones.
- IRIS is designed to intercept voice, SMS, data information in Iridium communication channels.
- IRIS is completely passive, undetectable, and portable.



» **GSM Deciphering**

- The **A5/1** system is scalable and can deliver average deciphering times of 2.88 sec to 0.72 sec. (considered *real-time* deciphering).
- The **A5/2** is a software-based solution, delivering an average deciphering time of 15 msec.



» **Thuraya (GMR-1) Deciphering**

- Software based solution that provides real-time deciphering of Thuraya communications.
- Used in conjunction with the Ability ATIS system, it can also be easily integrated with any Thuraya interception system.
- Unlike other Thuraya deciphering solutions on the market, Ability's products can decipher Thuraya communication even in conditions when L-band is not available.



Differentiated Solutions

Product roster includes innovative solutions



IBIS Airborne - airborne GSM interception system



IRIS - Iridium interception system



IBIS-II – Ability's top-of-the-line GSM interception unit



ATIS – Thuraya interception system



Bird-Catcher - detection of interception systems; launched in 2015



4G Interception system; to be launched in 2016

Growing Global Footprint

Solutions installed in 50 countries across five continents

United States
- Targeted region for future growth
- Largest addressable country market for Ability

Europe
- Flat market

Asia
- Ability's second largest sales region
- Strong growth


Developing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets

2014 Revenue / Geography


32%
31%
27%
6%
5%
Israel (1)
Latin America
Asia
Europe
Africa

Latin America
- Ability's largest and fastest growing region
- Near-term growth driven by sales to correctional facilities

Africa
- Small-but-steady market

Middle-East
- Israeli headquarters
- Sales to foreign territories through Israel Integrators

★ **Headquarters, R&D Center and Sales Office – Tel Aviv, Israel** ★ **Targeted Technology Hub – Eastern Europe**

(1) Sales to foreign territories via Israeli integrators

Growing Global Footprint

- Our systems are deployed for surveillance, anti-terror, border security, anti-crime, intelligence gathering, reconnaissance, target tracking, internal security, airport security and tracking suspicious people.

- Some of our recent projects were done with: Prison authority in a Latin America country, Intelligence agency in Asia, Anti Drug agency in an Asian country, NATO country's intelligence agency and more.

- Our solutions are ideal for the following:

Ministries of Defense	**National Intelligence Agencies**	**Secret Services**	**Border Control Forces**
Ministries of Interior	**Armies, Navies, Air Forces**	**Presidential Police**	**Large-scale Integrators**
National Security Organizations	**Federal Police Forces**	**Homeland Security Organizations**	**Anti-Drug Organizations**

ability

Growing Global Footprint

A Latin American success story

The Situation	The Technological Challenge	The Solution	The Outcome
• Federal prison system in Latin America • Inmates frequently smuggling phones into prison	• Jamming devices not safe and not fully effective due to heavy concrete walls blocking radio waves • Large prison grounds with complex layout, making interception difficult • A comprehensive solution required – multiple technologies at the same time	• Use the fact that prisoners have phones to the advantage of the prison system • **Integration** of a **network** of 2G and 3G interceptors, direction finders, and antenna arrays, all connected to a main control center • Seamlessly blended technologies from five providers into a **tailor-made** solution	• Very satisfied customer - the problem became an advantage, now intelligence data on the prisoners and their activities are collected and utilized • Winning repeat business, expanding to multiple other prisons within the system • Ability is transferring the know-how learned from this project to other regions

CAMBRIDGE CAPITAL

Technology Enhancement and Innovation Procurement

Installed client base of 50+ countries provides a deep understanding of global intelligence needs.

Strong key supplier relationships allows for leverage of third-party R&D to keep abreast of evolving technologies.

Application of proprietary, tailored, value-added solutions for a global client base.


Create customer solution
Understand customer needs
Source from top-tier providers
Integration
User Interface
ability
Customer Expertise
Defense Agencies
Intelligence Agencies
Other customers

ability

Large and Growing Addressable Market

Ability participates in the fast growing homeland security space

» **Growing global markets driven by a rise in security threats, such as terrorism, illegal immigration, and drug smuggling, among others:**



Homeland Security[1]
$238 B
Cybersecurity[2]
$106 B
Lawful Interception[3]
$5.8 B



CAGR +5.5%
$238
$345
2014
2022
Homeland Security Market
CAGR +9.8%
$106
$170
2015
2020
Cybersecurity Market
CAGR +11.1%
$5.8
$9.9
2015
2020
Lawful Interception Market

(1) Source: visiongain
(2) Source: MarketsandMarkets
(3) Source: Renaissance Strategic Advisors

CAMBRIDGE CAPITAL

Large and Growing Addressable Market

Lawful interception sector growing twice as fast as the broader HLS market

» **Constantly evolving threats and new technology capabilities that are being adopted by adversaries will drive the lawful intercept market, Ability's key focus:**



11.1% CAGR
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,844
$1,997
$3,847
$6,481
$2,239
$4,241
$7,192
$2,512
$4,679
$7,988
$2,821
$5,167
$8,878
$3,169
$5,709
$9,876
$3,563
$6,313
2015
2016
2017
2018
2019
2020
US
International

Note: in MMs; International includes the rest of the world minus countries such as China, Russia, Iran, North Korea, Myanmar etc.

Source: RSAdvisors analysis

Strong Organic Growth and High Margins

Reflects attractiveness of solutions, business model and end-markets

($ in millions; LTM 6/15 unaudited)

Revenue


$50
$40
$30
$20
$10
$0
$5.6
$22.1
$48.7
2013
2014
TTM 6/15

Net Income


$20
$15
$10
$5
$0
-$5
($0.30)
$3.6
$17.0
2013
2014
TTM 6/15

Gross Margin


50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
20.3%
33.8%
47.5%
2013
2014
TTM 6/15

Net Margin


40%
30%
20%
10%
0%
-10%
-4.8%
16.4%
34.9%
2013
2014
TTM 6/15

Highly-Talented Team of Industry Professionals

Management speaks the same language as its customers

- Unique understanding of customers' communications intelligence needs
- Highly-skilled engineers
- Decades of global experience
- Over time management has developed strong relationships and a wide network of contacts in the fields of security and intelligence (key barrier to entry)
- Ability's management will remain in place:



Anatoly Hurgin

- Chief Executive Officer & Co-founder
- Co-founded Ability in 1994 and has been its CEO ever since
- Extensive experience in intelligence technologies
- 10 years of relevant military service
- MS in Electronics Engineering, Military Academy of Radio Electronics in Vilnius, Lithuania



Alexander Aurovsky

- Chief Technology Officer & Co-founder
- Co-founded Ability in 1994 and has been its CTO ever since
- Deep and comprehensive understanding of RF technologies
- MS in Radio Engineering, Bonch-Bruevich Saint - Petersburg State University of Telecommunications

Compelling Valuation

Significant discount to publicly-traded peers, attractive P/E multiple

($ in millions, except per share amounts)

Company	9/8/2015 Share Price	Market Cap	Enterprise Value	LTM EBITDA	EV/ LTM EBITDA	Trailing P/E	Fwd. P/E	Net Income Margin
AeroVironment, Inc.	$20.37	$479.5	$262.0	$7.4	35.2x	NM	107.5x	-0.19%
American Science & Engineering	$38.83	$277.5	$195.2	$4.1	47.4x	NM	NM	-0.81%
Chemring Group plc	$2.16	$418.0	$566.5	$35.2	16.1x	NM	NM	2.75%
ManTech International	$26.06	$978.6	$1,026.9	$122.4	8.4x	18.0x	15.5x	3.36%
Ultra Electronics Holdings	$17.20	$1,201.1	$1,351.0	$116.3	11.6x	NM	7.8x	-1.13%
Orbit Technologies Ltd.	$10.13	$95.0	$128.9	$3.3	39.0x	24.7x	13.8x	2.03%
Arotech Corporation	$1.34	$33.1	$46.4	$2.9	16.0x	NM	19.1x	-2.05%
Nice Systems	$235.10	$14,160.7	$13,003.6	$204.9	63.5x	29.6x	13.6x	13.04%
Verint	$47.57	$2,956.0	$3,341.3	$161.3	20.7x	NM	18.7x	0.31%
Min	$1.34	$33.1	$46.4	$2.9	8.4x	18.0x	7.8x	-2.05%
Mean	$44.31	$2,288.8	$2,213.5	$73.1	28.7x	24.1x	28.0x	1.92%
Median	$20.37	$479.5	$566.5	$35.2	20.7x	24.7x	15.5x	0.31%
Max	$235.10	$14,160.7	$13,003.6	$204.9	63.5x	29.6x	107.5x	13.04%

Source: CapitalIQ

Growth Strategy

Ability's four-pronged approach to create shareholder value

Further Penetrate Existing Markets	▪ Leverage strength of core solutions ▪ Continue momentum in Latin America ▪ Drive cross-selling opportunities ▪ Continue to roll out successful launch of Bird-Catcher and other products
Expand into the U.S. Market	▪ Evaluate third-party partnership opportunities, among other options, to "Americanize" our solutions in the U.S. -- the largest addressable country market for our solutions
Invest in Product Development and Establish an Eastern European Technology Hub	▪ Develop new products with an emphasis on cyber and civil space ▪ Advance crime prevention system and LTE interception solution ▪ Establish Eastern European technological hub to lower costs, enhance technology sourcing and enable distribution of products into new regions
Pursue Selective Acquisition Opportunities	▪ Focus on selective acquisition of technologies that can be successfully transferred to Ability's end-markets at a price that is accretive to shareholder value

Appendix

Competitive Landscape

Type of System	Ability product	Description	Competitors	Advantages
Satellite	Iris	Tactical iridium Interception System	ROHDE&SCHWARZ, VERINT	Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability. Ability to intercept SDB messages.
	Thuraya	Tactical Thuraya Interception system	Arpege, L3	Ability to intercept 7 spot beams (1-2 in the competitor's systems) Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability1.
	Thuraya	Strategic Thuraya interception system	Arpege, L3	More attractive price. Fastest Thuraya decipher
	SLIS	Satellite Link Interception System (VSAT, DCME, etc.)	L3	Wider range of supported intercepted communication standards. More attractive price
Cellular	IBIS	Tactical active GSM/3G interception system	VERINT, NeoSoft AG	Much more user friendly system,
	3G-Cat	3G IMSI Catcher	VERINT, NeoSoft AG	Ability to measure distance to target with very high accuracy
	AGIS	Passive GSM interception	VERINT, L3, ncslx	Ability to handle A5/3 encryption
	ACIS	Tactical passive CDMA interception system	Ukrainian Company	Ability to receive both sides of conversations
	Under development	Tactical Active 3G Interception system	Circles	Much better RF parameters
	Under development	Tactical 4G Interception system		
Cyber	Deceptor	Cyber data extraction system for IOS and	WINTEGO, GAMMA GROUP	Unique ability to extract data from iCloud
Geolocation	Hunter	Location of cellular phones	Circles	More attractive prices
Deciphers	Thuraya decipher	Thuraya decipher	TRL Systems, L3, ARPEGE	Much faster decipher for the same price
Miscellaneous	Under development	4G (LTE) Interception system		
	PointGuard	Crime prevention		

Financial Summary

Financial Summary ($ in 000s) (2015 six-month, LTM data unaudited)	2013	2014	Six Months Ended June 30, 2014	Six Months Ended June 30, 2015	LTM June 30, 2015
Revenue	$5,588	$22,134	$16,440	$43,043	$48,737
Cost of Goods Sold	$4,455	$14,654	$9,564	$20,516	$25,606
Gross Profit	$1,133	$7,480	$6,876	$22,527	$23,131
Gross Profit Margin	*20.3%*	*33.8%*	*41.8%*	*52.3%*	*47.5%*
Operating Profit/Loss	$49	$4,624	$4,580	$20,069	$20,113
Operating Profit Margin	*0.9%*	*20.9%*	*27.9%*	*46.6%*	*41.3%*
Net Income	-$269	$3,633	$3,404	$16,799	$17,028
Net Income Margin	*-4.8%*	*16.4%*	*20.7%*	*39.0%*	*34.9%*